NASDAQ Symbol HCMAX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Hillman Focused Advantage Fund

No Load Shares

A series of the
Hillman Capital Management Investment Trust

SUMMARY PROSPECTUS
January 28 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/107.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.10%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	2.36%
Fee Waiver and/or Expense Limitation2	0.85%
Net Annual Fund Operating Expenses	1.51%

1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. The Fund’s administrator has entered into a Fund Accounting and Administration Agreement with the Fund that runs through January 31, 2014.  The agreement can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Fund’s administrator receives payments under the agreement at a maximum annual rate of 0.249%.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund’s administrator, also through January 31, 2014, under which it has agreed (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $120 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund’s operating expenses to 1.50% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund’s net expense ratio will be higher than 1.50% to the extent the Fund incurs expenses excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$655	$1,183	$2,631

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.09% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. companies which Hillman Capital Management, Inc. (the “Advisor”) believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.

In selecting investments for the Fund, the Advisor first looks at qualitative measures of a company.  Qualitative measures of a company include:

• dominance in a particular industry or niche market;
• management style and adaptability;
• strength of pricing and purchasing power;
• barriers to industry competition;
• strength of brand or franchise with commensurate brand loyalty; and
• quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth.  The Advisor may make investments without regard to market capitalization.  These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy.  These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs.  The quantitative measures of a company include:

• price-to-book ratio;
• present value of discounted projected cash flows;
• balance sheet strength;
• price-to-sales ratio; and
• price-to-earnings ratio.

The Advisor allocates a target percentage of total portfolio value to each security it purchases.  From time to time, the Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy and may at times invest more than 25% of the Fund’s net assets in a particular sector, such as the financial, healthcare, retail, and technology sectors.  The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

The Advisor may also sell (or “write”) call and put options for the Fund.  Besides selling options in order to receive premiums, the Advisor will seek to sell options that obligate the Fund to purchase or sell the underlying stock at a price believed to be attractive based on the qualitative and quantitative factors described above.  For example, call options may be written on a security held by the Fund in order to collect the premium and establish a sale price for the security that the Advisor believes to be attractive.  Put options may be written on a security in order to collect the premium and acquire the security at a price the Advisor believes to be attractive.  The Fund will mostly engage in option transactions where, with respect to a call option, the Fund holds the underlying security or, with respect to a put option, the Fund holds cash and other liquid assets in an amount necessary to satisfy the Fund’s obligations if the option is exercised.  To the extent that the Fund sells options, the Fund will comply with the applicable requirements of the Investment Company Act of 1940, including, but not limited to, Section 18 thereof and relevant interpretive positions of the staff of the Securities and Exchange Commission regarding the use of such instruments.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•	Market Risk. Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•
Management Style Risk.  Since different types of securities (e.g., large-cap, mid-cap, growth, value, etc.) tend to shift into and out of favor with stock market investors depending on market and economic conditions, the performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator’s assumption of the Fund’s regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

•
Non-diversified Status Risk.  The Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, which may make the Fund more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

•
Sector Focus Risk.  The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Small-cap and Mid-cap Companies Risk.  Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.

•
Risks from Writing Options.  Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that an increase in the market value of the underlying security may result in the Fund selling the security at a lower price than its current market value.  Writing call options also limits the opportunity to profit from an increase in the market value of the underlying security.  The risk involved in writing a put option is that a decrease in the market value of the underlying security may result in the Fund purchasing the security at a higher price than its current market value.

Performance Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.ncfunds.com.

Calendar Year Returns

Quarterly Returns During This Time Period
Highest return for a quarter	28.61%	Quarter ended June 30, 2003
Lowest return for a quarter	-25.33%	Quarter ended December 31, 2008

Average Annual Total Returns Period Ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years
Before taxes After taxes on distributions After taxes on distributions and sale of shares	10.94% 10.70% 9.16%	-1.88% -2.17% -1.77%	7.91% 7.31% 6.81%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

Management

Hillman Capital Management, Inc. is the investment advisor for the Fund.  Mark A. Hillman is the Fund’s portfolio manager and the founder and controlling shareholder of Hillman Capital Management, Inc.  He has served as the portfolio manager since the Fund’s inception on December 29, 2000.

Purchase and Sale of Fund Shares

You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum subsequent investment is $500 ($100 under an automatic investment plan), although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the Hillman Focused Advantage Fund, No Load Shares c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI